Income (loss) per share	12 Months Ended
Sep. 30, 2023
Income (loss) per share
Income (loss) per share

15.	Income (loss) per share

Income (loss) per common share is calculated using the weighted average number of common shares outstanding during the period. Diluted loss per share amounts are calculated giving effect to the potential dilution that would occur from the incremental shares issued if in-the-money equity awards were exercised or converted to common shares by assuming the proceeds received from the exercise of stock options are used to purchase common shares at the prevailing market price. For periods with a net loss, the potential dilutive shares were excluded because their effect is anti-dilutive.

The following reflects the earnings and share data used in the basic and diluted income (loss) per share computations:

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
Net income (loss)	$(2,784)	$4,839
Basic weighted average number of shares	38,607	33,647
Diluted weighted average number of shares	38,607	36,302
Total - Basic	$(0.07)	$0.14
Total - Diluted	$(0.07)	$0.13

The effect of instruments exercisable or convertible to common shares for the year ended September 30, 2023 were excluded from the calculation of diluted loss per share because their effect is anti-dilutive.